Credit Suisse Global Services Conference March 15, 2011 Exhibit 99.1

Forward Looking Statements This presentation and various comments made in connection with it include certain estimates, projections and other forward-looking statements. The words "will," "plan," "estimate," "approximate," "project," "intend," "remain," "expect," "believe," and variations thereof and similar expressions are intended to identify forward-looking statements. These statements speak only as of the date on which they are made and are not guarantees of future performance. Actual results may differ materially from those expressed, implied or forecasted in the forward-looking statements. Some factors that could cause actual results to differ include: Uncertainties regarding the Company's ability to attract and retain clients and meet its prepared return targets Uncertainties and potential contingent liabilities arising from our former mortgage loan origination and servicing business Uncertainties in the residential mortgage market and its impact on loan loss provisions Uncertainties pertaining to the commercial debt market Competitive factors The Company's effective income tax rate Litigation defense expenses and costs of judgments or settlements Uncertainties regarding the level of share repurchases Changes in market, economic, political or regulatory conditions Other risks described from time to time in H&R Block's press releases and Forms 10-K, Forms 10-Q, Forms 8-K and other filings with the Securities and Exchange Commission H&R Block undertakes no obligation to publicly release any revisions to forward-looking statements to reflect events or expectations after the date of the presentation. H&R Block provides a detailed discussion of risk factors in periodic SEC filings and you are encouraged to review these filings. 2

Today's Agenda HRB Overview Industry Overview Financial Summary 3

H&R Block Overview Largest tax return preparer in the world 23.2 mm returns prepared worldwide in FY10 550+ mm returns prepared since 1955 Only tax preparer capable of serving clients across the retail, online and software markets More than 13,000 retail offices worldwide with more than 100,000 tax professionals Serving clients through both franchise and corporate offices >20% pretax margin in each of past two years Conservative capital structure 194 consecutive quarterly dividends; current yield of 3.8%* * Current yield as of March 10, 2011 market close 4

H&R Block - October 2007 5 5

6 H&R Block Today H&R Block Today Fiscal 2010: Revenue: $3.0 billion $860 million $ 39 million Pretax Earnings: $ 867 million $ 88 million* $(142) million Pretax Margin: 29.2% 10.3%* N/A * Excludes $29.5 million of one-time charges for goodwill impairment , cost of M&P arbitration, and increased legal expense

Strong Brands 7 ....but key opportunities exist to increase awareness: Retail Tax - 91% Digital - 51% H&R Block At Home(tm) RSM McGladrey - 27% Leveraging brand for greater client growth

Industry Overview: IRS Filings 8 Source: IRS; National Bureau of Economic Research (Measures IRS Calendar Year Filings) Total IRS filings have historically grown 1 to 2% annually Tax Season 2010 IRS filings down 1.7%; worst decline in ~40 years Filings likely to return to normal growth as unemployment improves

Industry Share 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 DIY 42% 41% 39% 38% 38% 39% 38% 38% 38% 38% 39% Assisted 58% 59% 61% 62% 62% 61% 62% 62% 62% 62% 61% Industry Overview: DIY vs. Assisted *TS08 IRS totals are adjusted for Economic Stimulus Act No shift from assisted to DIY since 2000 DIY industry share same in 2010 as 2002 DIY Online growing at expense of DIY Pen & Paper DIY Pen & Paper has declined at 12% CAGR over last 4 years DIY Online has grown at 11% CAGR over last 4 years Software market continuing to shrink 9 (CHART) 42%

Industry Overview: Segmentation Share based upon tax season 2009 & 2010 estimates (Jan. 1 - Apr. 30) 11.2% HRB Retail 50.6% All Other Assisted 11.7% 21.9% Pen / Paper HRB Digital 4.6% 2009 131.6 Million U.S. Filers 2010 129.3 Million U.S. Filers 10.7% 50.3% 9.5% 24.9% 4.6% All other Digital Pen / Paper HRB Retail HRB Digital 4.6% All Other Assisted All other Digital HRB consistently averaged >15% share over last 5 years 10

11 Industry Overview: Unemployment Unemployment Rates 2001 to 2010: Assisted & DIY Returns 68.9 70.8 73.9 74.3 75.6 74.6 77.7 79.5 82.3 81.3 78.9 49.8 50.1 47.2 46.3 45.9 47.5 46.7 47.8 49.7 50.3 50.4 4.0% 3.9% 5.7% 6.0% 5.7% 5.4% 4.9% 4.4% 5.0% 7.4% 10.0% 0 20 40 60 80 100 120 140 2000 2001 2002 2003 2004 2005 2006 2007 2008* 2009 2010 IRS Returns in (millions) 0% 2% 4% 6% 8% 10% 12% Unemployment Rate (December before Tax Season) Assisted DIY Unemployment Rate (December of TS) IRS Growth: 1.8% 0.2% -0.4% 0.7% 0.6% 1.9% 2.3% 3.8% -0.4% -1.7% No discernible correlation between unemployment and DIY volume At times of unemployment >6%, total IRS returns have fallen Data based upon tax season estimates (Jan. 1 - Apr. 30)

Industry Overview: Unemployment (Northeastern University Study) 18.4% 10.7% 7.5% 5.6% 4.0% 3.7% 3.3% 2.4% 2.0% 1.6% 4.8% 30.8% 19.1% 15.3% 12.2% 9.0% 7.8% 6.4% 5.0% 4.0% 3.2% 10.0% Below $12,160 $12,160- $20,725 $20,725- $29,680 $29,680- $39,000 $39,000- $50,000 $50,000- $63,000 $63,000- $79,100 $79,100- $100,150 $100,150- $138,700 $138,700+ Total Unemployment Q4'07 Unemployment Q4'09 12

Prior Year Recap 23.2 mm returns prepared worldwide; down 3% y/y 2nd consecutive year of significant early-season retail client loss Consolidated net income of $479 mm, or $1.43 per share 2nd highest net income from continuing ops in the company's history Generated free cash flow of ~$500 mm Substantially all earnings returned to shareholders via share repurchases and dividends 13

Tax Season 2011 Initiatives Retail: Stem early-season client and share loss Launch free federal 1040 EZ offer More compelling marketing message to drive traffic into our offices Continued enhancements to client service and staffing Free 2nd Looks Digital: Aggressively promote "free" to drive traffic Improve conversion rates Redesign website to improve client navigation and ease of use Simplify online product 14

Tax Season 11 YTD 2/28: Retail 15 Total retail returns up 3.2%; regaining lost share 1040 EZ offer very effective New client growth up 25%; best in >6 years Improved client retention and satisfaction FY11 total retail clients expected to be up 50 to 150 bps y/y Net Tax Prep Fees down 4.1% Net Avg. Charge ("NAC") down 7.1% due to 1040 EZ success and some loss of RAL clients FY11 NAC expected to be down 2 to 4 percent y/y -4.1%

Tax Season 2011 YTD 2/28: Digital 16 Total digital returns up ~13% Taking share in online; returns up 30% Website traffic up 30% Improving conversion rates

McGladrey* Provides tax, accounting, and business consulting Mid-market focus: Privately held U.S. businesses with $30 mm - $1B in revenue $42B mid-market opportunity; RSM has 3.5% market share 5th largest U.S. accounting firm* Increasing brand awareness and consideration FY10 Results: Continued industry softness Revenue: $860mm Pretax income**: $88mm 17 * RSM McGladrey, Inc. and McGladrey & Pullen, LLP operate under the brand "McGladrey" in an alternative practice structure ** Excludes $29.5 million of one-time charges for goodwill impairment , cost of M&P arbitration, and increased legal expense

Financial Summary - Five Year 18

Tax Services: Consistent Profitability (CHART) Savings & Loan Crisis Dot.com bubble Real estate implosion, bank failures, & recession 9/11 attacks Asian & Russian financial crisis Japanese asset bubble Black Monday Market Earnings consistency through numerous severe global economic events 19

Capital Allocation Targeted Capital Structure Maintain investment grade ratings Maintain sufficient liquidity Maintain access to capital markets Reinvestment Grow the core business Acquisitions Opportunistic accretive acquisitions (TaxAct) Share Repurchase & Dividends Current dividend yield of 3.8%* Share repurchases on an opportunistic basis Capital Allocation Waterfall Maintain targeted capital structure and existing dividend levels Reinvest in existing businesses to support organic growth Select investments aligned with strategy & enhancing shareholder value Share repurchases & dividends 20 * Current yield as of March 10, 2011 market close

Return to Shareholders $2.8 billion Dividends Share Repurchases ($ millions) ($ millions) $1.5 billion 21 $223 $463 $317 $519 $527 $254 $181 $0 $99 $250 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Fiscal Year $108 $116 $126 $138 $143 $160 $172 $184 $199 $201 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Fiscal Year

Conclusion Positioning for long-term profitable growth Significant free cash flow generation - "Death and Taxes" Driving better execution and improved cost discipline Very low capital requirements Acquisitions limited to growing core businesses (TaxAct) Committed to delivering long-term shareholder value 22

Appendix Slides

Claim Activity by Vintage Year $740 million in rep & warranty claims asserted since May 2008 Within the most recent 12 months, 97% of asserted claims relate to 2006 and 2007 (CHART) 28% of claim volume 72% of claim volume 24 Sand Canyon

Claims mainly asserted by whole-loan investors, monoline insurers and securitization trustees Approximately 2% of claim activity has come from the GSEs * Private-label securitizations 25 (CHART) Sand Canyon Claim Activity by Counterparty

Portfolio Performance * Excludes loans sold with servicing released where current loan status information is unavailable 26 $28 billion or 68% 2005 to 2007 original principal balance of mortgage loans that have not been paid-in-full and remain subject to recourse provisions $13 billion or 32% Sand Canyon

Reserve Roll-Forward 27 (millions) FY11 Q3 YTD FY10 FY09 Beginning balance $188 $207 $243 Losses from loan repurchases and indemnifications (8) (19) (36) Payments under indemnity agreement dated April 2008 (25) -- -- Ending balance $155 $188 $207 Sand Canyon

Credit Suisse Global Services Conference March 15, 2011